UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11
(Exact name of issuing entity as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc.,
Nomura Credit & Capital, Inc., Eurohypo AG, New York Branch and
Natixis Real Estate Capital Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-140804-03	13-3789046
(State or Other Jurisdiction of Incorporation of Depositor)	(Commission file number of the issuing entity)	(I.R.S. Employer Identification No. of Depositor)

270 Park Avenue New York, New York		10017
(Address of Principal Executive Offices of Depositor)		(Zip Code of Depositor)

Registrant’s telephone number, including area code, is (212) 270-5918

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

    Change in Control of Trustee.  Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. LaSalle is the trustee for the certificates offered pursuant to the Prospectus Supplement dated June 28, 2007 .

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
Date:	October 3, 2007	By:

/s/ Bianca Russo
Name: Bianca Russo
Title: Vice President and Secretary of the Depositor